                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement (this "Amendment") is made as of the 31st day of January, 2003, by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"); ATLAS PIPELINE PARTNERS GP, LLC, a Delaware limited liability company ("General Partner"); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company ("APL New York"); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company ("APL Ohio"), ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company ("APL Pennsylvania"), and ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("APL Operating," together with General Partner, APL New York, APL Ohio and APL Pennsylvania, collectively, the "Guarantors" and the Borrower and the Guarantors collectively, the "Obligors"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), UNION BANK OF CALIFORNIA, N.A. as Syndication Agent ("Syndication Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                R E C I T A L S:

         A. The parties hereto are parties to the Credit Agreement dated December 27, 2002 (the "Original Agreement") pursuant to which the Lenders agreed to loan up to $7,500,000 to Borrower.

         B. Borrower has requested that Administrative Agent and Lenders consent to amend the Original Agreement in order to modify Section 2.12 of the Original Agreement pursuant to Section 12.04 of the Original Agreement, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Original Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Original Agreement, as amended by this Amendment, is hereinafter called the "Agreement."

         SECTION 2. Amendment to Agreement. Subject to the conditions precedent set forth in Section 3 hereof, the Original Agreement is hereby amended as follows:

                  (a) Section 2.12 of the Original Agreement hereby is amended by inserting the following immediately prior to the first sentence thereof:

                           "As of the Effective Date, the Aggregate Maximum
                  Revolving Credit Amount shall be $7,500,000.00; on February 1, 2003, until June 30, 2003, the Aggregate Maximum Revolving Credit Amount shall increase to $10,000,000 and beginning on July 1, 2003, and at all times thereafter the Aggregate Maximum Revolving Credit Amount shall reduce to $7,500,000 unless decreased pursuant to the terms of Section 2.03(a) or increased pursuant to the following provisions of this Section 2.12."

                  (b) The Original Credit Agreement is hereby amended to delete all references to Union Bank of California, N.A., including any references to such bank as a "Lender" and as "Syndication Agent" and further to delete all references to "Syndication Agent."

         SECTION 3. Conditions of Effectiveness. The obligations of Administrative Agent and Lenders to amend the Original Agreement as provided in this Amendment is subject to the fulfillment of the following conditions precedent:

                  (a) Borrower shall deliver to Administrative Agent and Lenders multiple counterparts of this Amendment, duly executed by the Obligors.

                  (b) Borrower shall deliver to Wachovia Bank, National Association, its $10,000,000 promissory note duly executed by Borrower.

                  (c) Borrower shall have made payment to Administrative Agent, in immediately available funds, payment of all accrued and unpaid legal fees and expenses referred to in Section 12.03 of the Original Agreement and Section 6 hereof to the extent invoices for such fees and expenses have been delivered to Borrower.

         SECTION 4. Representations and Warranties of Obligors. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken.

                  (b) The Original Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

                  (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor other than those permitted by the Original Agreement and this Amendment.








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

                  (d) Execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

                  (e) No Default or Event of Default exists and all of the representations and warranties contained in the Original Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent and Lenders in writing.

                  (f) Nothing in this Section 4 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any Obligor is a party.

         SECTION 5. Reference to and Effect on the Agreement.


                  (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Original Agreement as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 6. Cost, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 7. Extent of Amendments. Except as otherwise expressly provided herein, the Original Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral is unimpaired by this Amendment.

         SECTION 8. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 9. Affirmation of Security Interest. Obligors hereby confirm and agree that any and all liens, security interest and other security or Collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instrument are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 10. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 12. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 13. NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



  [The remainder of this page intentionally blank. Signature pages to follow.]





















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


         IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement the day and year first above written.

                                       BORROWER:

                                       ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership

                                       By:      Atlas Pipeline Partners GP, LLC,
                                                its General Partner


                                                By: /s/  Michael L. Staines
                                                   -----------------------------
                                                   Michael L. Staines, President


























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


                                GUARANTORS:

                                ATLAS PIPELINE PARTNERS GP, LLC, a
                                Delaware limited liability company


                                By: /s/  Michael L. Staines
                                   -------------------------------------------
                                   Michael L. Staines, President




                                ATLAS PIPELINE NEW YORK, LLC, a
                                Pennsylvania limited liability company

                                By: Atlas Pipeline Operating Partnership, L.P.,
                                    a Delaware limited partnership and its sole
                                    member

                                    By: Atlas Pipeline Partners GP, LLC, a
                                        Delaware limited liability company and
                                        its sole general partner


                                        By: /s/  Michael L. Staines
                                           -------------------------------------
                                           Michael L. Staines, President



                                ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company

                                By: Atlas Pipeline Operating Partnership, L.P.,
                                    a Delaware limited partnership and its sole
                                    member

                                    By: Atlas Pipeline Partners GP, LLC, a
                                        Delaware limited liability company and
                                        its sole general partner


                                        By: /s/  Michael L. Staines
                                           -------------------------------------
                                           Michael L. Staines, President









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




                                ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company

                                By: Atlas Pipeline Operating Partnership, L.P.,
                                    a Delaware limited partnership and its sole
                                    member

                                    By: Atlas Pipeline Partners GP, LLC, a
                                        Delaware limited liability company and
                                        its sole general partner

                                        By: /s/  Michael L. Staines
                                           -------------------------------------
                                           Michael L. Staines, President



                                ATLAS PIPELINE OPERATING PARTNERSHIP, a Delaware limited partnership

                                By: Atlas Pipeline Partners GP, LLC, a Delaware
                                    limited liability company and its sole
                                    general partner


                                    By: /s/  Michael L. Staines
                                       -----------------------------------------
                                       Michael L. Staines, President

                             LENDER, ADMINISTRATIVE AGENT AND ISSUING BANK:

                             WACHOVIA BANK, NATIONAL ASSOCIATION
                             Individually, Administrative Agent and Issuing Bank


                             By: /s/  Russell Clingman
                                ------------------------------------------------
                                      Russell Clingman
                                      Director
















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